Exhibit 10.1

DEBT CONVERSION AGREEMENT

THIS DEBT CONVERSION AGREEMENT (the “Agreement”) is entered into effective as of January 16, 2026, by and between HW Electro Co., Ltd., a joint-stock corporation (kabushiki kaisha) with limited liability organized under the laws of Japan (the “Company”) and Weicheng Hsiao (the “Creditor”). The Company and the Creditor may be referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the Company is indebted to the Creditor regarding a series of unsecured, interest-free short term loans in the aggregate amount listed on Schedule 1 hereto (the “Debt Amount”); and

WHEREAS, the Parties desire to convert the Debt Amount into the Company’s ordinary shares, no par value (the “Ordinary Shares”); and

WHEREAS, the Parties desire to set forth their agreements and understandings with respect thereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Conversion to Ordinary Shares

1.	(a)	The Debt Amount as reflected on Schedule 1 to this Agreement (the “Convertible Debt Amount”) shall be converted upon delivery of a Notice of Conversion into the Ordinary Shares (the “Conversion Shares”), at the conversion price reflected in Schedule 1 to this Agreement (the “Conversion Price”).

	(b)	Mechanics of Conversion. In order to effect a conversion and receive Conversion Shares, the Creditor shall deliver a copy of the fully executed Notice of Conversion (attached hereto) to the Company for the Conversion Shares. “Conversion Date” means the effective date specified in the Notice of Conversion in the form attached hereto.

	(c)	Upon receipt of a fully executed Notice of Conversion, the Company shall take all necessary corporate actions to register the Conversion Shares in the shareholders’ register of the Company.

2.	Converted Debt Amounts Repaid in Full. For and in consideration of the issuance of the Conversion Shares to the Creditor, the Converted Debt Amount, when fully converted, shall be deemed to be repaid in full, and the Company shall have no further obligations in connection with the Converted Debt Amount.

3.	Waiver and Release. The Creditor, and each of his affiliates, successors, assigns, representatives and agents (collectively, the “Releasing Parties”), hereby covenant not to sue and fully, finally and forever completely release the Company and its present, future and former officers, directors, shareholders, members, employees, agents, attorneys and representatives (collectively, the “Company Released Parties”) of and from any and all claims, actions, obligations, liabilities, demands and/or causes of action, of whatever kind or character, whether now known or unknown, which the Releasing Parties have or might claim to have against the Company Released Parties for any and all injuries, harm, damages (actual and punitive), costs, losses, expenses, attorneys’ fees and/or liability or other detriment, if any, whenever incurred or suffered by the Releasing Parties arising from, relating to, or in any way connected with, any fact, event, transaction, action or omission that occurred or failed to occur with respect to the Converted Debt Amount on or prior to the date of this Agreement.

4. Miscellaneous.

(a)	THIS AGREEMENT IS MADE UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF JAPAN, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. In any action between or among any of the Parties arising out of this Agreement, each of the Parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the courts having jurisdiction over Japan.

(b)

All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next business day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient’s registered office.

Any Party may give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the Party for whom it is intended. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

(c)	This Agreement constitutes the entire agreement between the Parties and supersedes all prior oral or written negotiations and agreements between the Parties with respect to the subject matter hereof. No modification, variation or amendment of this Agreement (including any exhibit hereto) shall be effective unless made in writing and signed by both Parties.

(d)	Each Party to this Agreement hereby represents and warrants to the other Party that it has had an opportunity to seek the advice of its own independent legal counsel with respect to the provisions of this Agreement and that its decision to execute this Agreement is not based on any reliance upon the advice of any other Party or its legal counsel. Each Party represents and warrants to the other Party that in executing this Agreement such Party has completely read this Agreement and that such Party understands the terms of this Agreement and its significance. This Agreement shall be construed neutrally, without regard to the Party responsible for its preparation.

(e)	Each Party to this Agreement hereby represents and warrants to the other Party that (i) the execution, performance and delivery of this Agreement has been authorized by all necessary action by such Party; (ii) the representative executing this Agreement on behalf of such Party has been granted all necessary power and authority to act on behalf of such Party with respect to the execution, performance and delivery of this Agreement; and (iii) the representative executing this Agreement on behalf of such Party is of legal age and capacity to enter into agreements which are fully binding and enforceable against such Party.

(f)	This Agreement may be executed in any number of counterparts, all of which taken together shall constitute a single instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

HW Electro Co., Ltd.

By:	/s/ Bo Lyu
Name:	Bo Lyu
Title:	Chief Financial Officer

Weicheng Hsiao

By:	/s/ Weicheng Hsiao

SCHEDULE 1

Convertible Debt Amount:	Total of $1,200,000
Conversion Price per Ordinary Share:	$3.15

Total Number of Shares	400,000

FORM OF NOTICE OF CONVERSION

DATE:	January 16, 2026

TO:	HW Electro Co., Ltd. (the “Company”)

FROM:	Weicheng Hsiao (the “Undersigned”)

Re:	Debt Conversion Agreement by and between the Company and the Undersigned dated January 16, 2026 (“DCA”).

The Undersigned hereby elects to convert the amount listed below of the aggregate outstanding Convertible Debt Amount (as defined in the DCA) into the Company’s ordinary shares, no par value (“Ordinary Shares”) according to the conditions hereof and in the DCA, as of the date written below. If the Ordinary Shares are to be issued in the name of a person other than Undersigned, the Undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Undersigned for any conversion, except for such transfer taxes, if any.

CONVERSION INFORMATION

Date to Effect Conversion:	January 16, 2026

Aggregate Amount under DCA Being Converted:	Total of $1,200,000

Number of Ordinary Shares to be Issued:	400,000

Applicable Conversion Price as per DCA	$3.15

Name for Shares to be Issued to:	Weicheng Hsiao

UNDERSIGNED:

Weicheng Hsiao

By:	/s/ Weicheng Hsiao

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